                           Scotia Pacific Company LLC
                      Timber Collateralized Notes due 2028

                         Monthly Noteholder Certificate

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Monthly Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

I.     The following summarizes the Collection Account Disbursement on
       August 20, 2001 pursuant to the Indenture:

                                                                       Total
                                                                  ---------------
A.     Payment of Expenses

1.     Amount Transferred to Expense Reserve                        $2,919,142.72

2.     Payment of Trustee's, Collateral Agent's and
       Liquidity Providers' Expenses                                        $0.00

B.     Line of Credit or Liquidity Account

3.     Payment of interest and principal on Advances
       under Line of Credit Agreement                                       $0.00

4.     Transfer from Liquidity Account to Collection
       Account                                                              $0.00

5.     Required Liquidity Amount as of close of business
       on August 20, 2001                                          $60,896,854.66

6.     Amount on deposit in the Liquidity Account as of
       close of business on  August 20, 2001                                $0.00

7.     Amount available under Line of Credit Agreement
       as of close of business on August 20, 2001                  $60,896,854.66

8.     Amount of outstanding Advances under Line of
       Credit Agreement as of close of business on
       August 20, 2001                                                     ($0.00)

C.     Transfers to Payment Account, Liquidity
       Account or Expense Reserve

9.     Transfer to Payment Account Re: Monthly
       Deposit Amount 1                                             $5,220,484.36

10.    Targeted Monthly Deposit Amount multiplied by
       Reinvestment Factor less, to the extent applicable,
       the Premium Provision Refundable Amount                      $5,220,484.36

11.    Shortfall, if any, in the Monthly Deposit Amount
       (No. (10) - (9) )                                                    $0.00

12.    Transfer to Payment Account Re: Payments of
       interest and principal under Line of Credit
       Agreement following a Termination Advance 1                          $0.00

13.    Transfer to Liquidity Account (following a
       Termination Advance under Line of Credit
       Agreement)                                                           $0.00

14.    Transfer to Payment Account Re: Premium
       Provision 1                                                          $0.00

15.    Additional transfer to Expense Reserve                               $0.00

16.    Transfer to Payment Account re: excess of Base
       Monthly Deposit Amount over Targeted Monthly
       Deposit Amount                                                 $542,246.48

17.    Additional Transfers to Payment Account 2                            $0.00

D.     Additional Payments to Liquidity
       Providers

18.    Payments of Additional Liquidity Provider Fees
       and/or Supplemental Liquidity Provider Interest
       to Liquidity Providers                                               $0.00

E.     Scheduled Amortization
       Reserve Account

19.    Transfer to Scheduled Amortization Reserve
       Account                                                              $0.00

20.    Required Scheduled Amortization Reserve
       Balance as of close of business
       on August 20, 2001                                         $152,158,000.00

21.    Amount on deposit in the Scheduled Amortization
       Reserve Account as of close of business
       on August 20, 2001                                         $152,158,000.00

22.    Amount available under Scheduled Amortization
       Line of Credit Agreement as of close of business
       on August 20, 2001                                                   $0.00

23.    Amount of outstanding Scheduled Amortization
       Advances under Scheduled Line of Credit
       Agreement on August 20, 2001                                         $0.00

F.     Transfer to Issuer

24.    Release to Issuer                                                    $0.00

---------------------

1      Amounts in No. (9), (12), (14) and (16) are the lesser of the amount computed pursuant to the relevant formula or agreement and available cash. In the case of No. (9), any shortfall is set forth in No. (11). In the case of Nos. (12), (14), and (16) the amount of the shortfall was
       $0.00, $0.00 and $4,030,269.16, respectively.

2      Consists of voluntary transfer of $0.00

II.    Principal Balance of Timber Notes and Certain Additional Data With Respect
       to Amounts on Deposit in the Payment Account as of the close of business on the Monthly Deposit Date

                                                                                            Per $1,000
                                                                                            of original
                                                                                             principal
                                                                       Total                  amount
                                                                  ---------------           -----------

A.     Principal Balance

1.     Principal Balance of Timber Notes

       Class A-1 Timber Notes                                     $120,323,723.00              $748.75

       Class A-2 Timber Notes                                     $243,200,000.00            $1,000.00

       Class A-3 Timber Notes                                     $463,348,000.00            $1,000.00
                                                                  ---------------            ---------

       Total Principal Balance of Timber Notes                    $826,871,723.00                N/A

2.     Principal Balance if Timber Notes were paid in
       accordance with Scheduled Amortization

       Class A-1 Timber Notes                                     $120,323,723.00              $748.75

       Class A-2 Timber Notes                                     $243,200,000.00            $1,000.00

       Class A-3 Timber Notes                                     $463,348,000.00            $1,000.00
                                                                  ---------------            ---------

       Total Principal Balance if Timber Notes
       were paid in accordance with Scheduled
       Amortization                                               $826,871,723.00                N/A

3.     Amount of Amortization, if any, ahead of (or
       behind) Scheduled Amortization (No. (1) - (2), or
       (2) - (1) ) for each Class of Timber Notes

       Class A-1 Timber Notes                                               $0.00                $0.00

       Class A-2 Timber Notes                                               $0.00                $0.00

       Class A-3 Timber Notes                                               $0.00                $0.00
                                                                  ---------------            ---------

       Total Amount of Amortization, if any, ahead of
       (or behind) Scheduled Amortization                                   $0.00                N/A

B.     Certain Additional Data With Respect to
       Amounts on Deposit in the Payment Account

       Investors should note that funds are applied from the Payment Account at six month intervals, on each Note Payment Date. The following data reflects certain information with respect to amounts on deposit in the
       Payment Account as of the close of business on the Monthly Deposit Date to which this Monthly Noteholder Certificate relates. Actual allocations of amounts in the Payment Account to principal, interest and premium will be made only on the next Note Payment Date. Accordingly, the following data does not necessarily represent, nor is it intended to represent, the actual allocations to principal, interest and premium, or the actual amounts which will be paid, on the next Note Payment Date.

       INVESTORS SHOULD ALSO NOTE THAT THE FOLLOWING DATA IS NOT INTENDED TO
       REFLECT, AND DOES NOT REFLECT, THE PRIORITY OF PAYMENTS ON THE NEXT NOTE
       PAYMENT DATE. THE PRIORITY OF PAYMENTS ON THE NEXT NOTE PAYMENT DATE IS
       EXPECTED TO BE AS FOLLOWS: 3 (I) INTEREST (EXCLUDING INTEREST ON PREMIUMS)
       ON THE TIMBER NOTES, (II) MINIMUM PRINCIPAL AMORTIZATION AMOUNT ON THE
       CLASS ON THE CLASS A-1 TIMBER NOTES, (III) DEPLETION AMORTIZATION AMOUNT
       TO BE PAID ON THE CLASS A-1 TIMBER NOTES, (IV) INTEREST ON PREMIUMS AND
       (V)PREPAYMENT PREMIUMS, AND/OR DEFICIENCY PREMIUMS AND (VI) SCHEDULED
       AMORTIZATION AMOUNT TO BE PAID ON THE CLASS A-1 TIMBER NOTES. TO THE
       EXTENT THAT THE FUNDS AVAILABLE IN THE PAYMENT ACCOUNT ARE INSUFFICIENT
       TO PAY IN FULL THE SCHEDULED AMORTIZATION AMOUNT ON THE NEXT NOTE PAYMENT
       DATE, THE REMAINDER OF SUCH SCHEDULED AMORTIZATION AMOUNT IS EXPECTED TO
       BE PAID FROM THE SCHEDULED AMORTIZATION RESERVE ACCOUNT.

4.     Payment Account Balance                                      $5,762,730.84                N/A

5.     Accrued Interest (excluding interest on Premiums)
       to Monthly Deposit Date

       Class A-1 Timber Notes                                         $656,766.99                $4.09

       Class A-2 Timber Notes                                       $1,440,960.00                $5.93

       Class A-3 Timber Notes                                       $2,977,010.90                $6.43

6.     Accrued Interest on Premium to Monthly Deposit
       Date

       Class A-1 Timber Notes                                               $0.00                $0.00

       Class A-2 Timber Notes                                               $0.00                $0.00

       Class A-3 Timber Notes                                               $0.00                $0.00

7.     Accrued Prepayment, Non-Registration
       and/or Deficiency Premiums to Monthly Deposit
       Date                                                                 $0.00                N/A

       The accrued Premiums, if any, consist of the
       following:

                         Non-Registration Premiums:

                         Class A-1 Timber Notes                             $0.00                $0.00

                         Class A-2 Timber Notes                             $0.00                $0.00

                         Class A-3 Timber Notes                             $0.00                $0.00

8.     Amount Deposited to Payment Account since
       last Note Payment Date in respect of Prepayment
       Premium Provision less any Prepayment
       Provision Refundable Amounts since last Note
       Payment Date                                                         $0.00                N/A

9.     Excess of Payment Account Balance over total
       of amounts in Nos. (5) through (8)  (or Deficiency)            $687,992.95                N/A

10.    Aggregate Minimum Principal Amortization
       Amount for next Note Payment Date                                    $0.00                N/A

11.    Excess of Payment Account Balance over
       total of amounts in Nos. (5) through (8) and (10)
       (or Deficiency)                                                $687,992.95                N/A

12.    Aggregate Scheduled Amortization Amount
       expected to be paid on the next Note Payment
       Date from the Payment Account and/or the
       Scheduled Amortization Reserve Account                      $13,448,332.00                N/A

---------------------

3      If a Line of Credit Acceleration has occurred or an Acceleration Event under the Line of Credit exists on the Note Payment Date, all amounts owing to the Liquidity Providers (other than any Additional Liquidity
       Provider Fees and any Supplemental Liquidity Provider Interest) must be paid in full from the Payment Account before any other amounts may be paid from the Payment Account. In addition, if there has been a
       Termination Advance under a Line of Credit that has not been replaced, accrued interest and certain principal payments in respect of outstanding
       Advances under the Line of Credit will be paid from the Payment Account.
       No circumstance currently exists which would require any payments to the
       Liquidity Providers from the Payment Account, and the Issuer does not believe that such circumstances will exist, on the next Note Payment
       Date. Accordingly, the following information under this Section B is prepared on the assumption that no such circumstance will exist on the next Note Payment Date.

III.   Prevailing SBE Price Data for the Monthly Period preceding the
       Monthly Deposit Date

Old Growth Redwood                                               $   569 / Mbf

Young Growth Redwood                                             $   569 / Mbf

Old Growth Douglas Fir                                           $   269 / Mbf

Young Growth Douglas Fir                                         $   269 / Mbf

Whitewoods                                                       $   119 / Mbf

Note:  Assumes an average size-quality category of 3.0 and the following harvest method percentages: Cat - 35%; Yarder/Skyline - 60%; and Helicopter - 5%